================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 28, 2005
                                                         ----------------

                                TEREX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       1-10702               34-1531521
--------------------------------------------------------------------------------
  (State or Other Jurisdiction           (Commission            (IRS Employer
        of Incorporation)               File Number)         Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut         06880
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                            --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02. Results of Operations and Financial Condition.

     (a) Attached as Exhibit 99.1 to this Form 8-K of Terex Corporation ("Terex" or the "Company") is a transcript of the Company's prepared statements from its October 28, 2005 conference call reviewing the Company's third quarter 2005 financial results and outlook. In addition, a replay of the teleconference is available through Friday, November 4, 2005 at 5:00 p.m., Eastern Time. The replay is accessible by calling (800) 642-1687 (U.S.) or (706) 645-9291 (international) and entering conference id #1733253.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 28, 2005, it was announced that Colin Robertson will be appointed Executive Vice President - Operations, effective January 1, 2006. Mr. Robertson, 40, has been serving as President, Terex Construction since September 2002. At that time, Mr. Robertson had been serving as President of Terex Europe since May 2001. Mr. Robertson previously held the position of Managing Director for both the Construction and Powerscreen groups of the Company since July 2000. Prior to that, Mr. Robertson held various other positions of increasing responsibility with the Company since October 1994. Any employment or other agreement entered into between Mr. Robertson and the Company related to his appointment to this position will be disclosed on a Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Prepared statements of Terex Corporation from its conference call held on October 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2005

                                           TEREX CORPORATION

                                           By: /s/ Phillip C Widman
                                               Phillip C Widman
                                               Senior Vice President and
                                               Chief Financial Officer








                                     - 2 -